KRANESHARES TRUST

KraneShares CSI China Five Year Plan ETF

(the “Five Year Plan ETF”)

KraneShares CSI China Internet ETF

(the “Internet ETF”)

(each a “Fund” and, together, the “Funds”)

Supplement dated September 18, 2013, to the currently effective

Prospectus and Statement of Additional Information (“SAI”) for each of the Funds

Effective immediately the Funds have made the following changes, discussed in detail below:

1.	Each Fund will pay out dividends to shareholders on a semi-annual basis.

2.	Each Fund’s Underlying Index, as defined in the Prospectus, may, and currently does, include shares of P-Chip companies (as defined below).

3.	Each Fund has revised the amount of maximum creation/redemption transaction fees that will be charged on the purchase and sale of Creation Units.

As a result of the changes noted above, the following changes are made to each Fund’s Prospectus and/or SAI:

1.	The following replaces the first sentence under the section “Shareholder Information - Dividends and Distributions” in each Fund’s Prospectus:

The Fund pays out dividends to shareholders at least semi-annually.

Additionally, the following replaces the sentence under the section “Additional Tax Information - Tax Status of Distributions” in each Fund’s Prospectus:

The Fund will distribute substantially all of its net investment taxable income, semi-annually, and net capital gain, annually.

The following replaces the first sentence under “Dividends and Distributions” in each Fund’s SAI:

The Fund intends to pay out dividends, if any, at least semi-annually.

2.	The following sentence replaces the seventh sentence under “Additional Information About the Fund - Additional Information Regarding the Underlying Index - The CSI Overseas China Five-Year Plan Index” in the Five Year Plan ETF’s Prospectus and the fourth sentence under “Additional Information About the Fund - Additional Information About the Underlying Index - The CSI Overseas China Internet Index” in the Internet ETF’s Prospectus:

To be eligible for inclusion in the Underlying Index, securities must be tradeable to foreign investors without restrictions, such as securities of companies that are incorporated in China and are listed on the Hong Kong Exchange (“H-Shares”), securities of companies with main business operations in China that are listed on the Hong Kong Exchange (“Red Chips”) and securities of companies with controlling private Chinese shareholders that are incorporated and traded outside mainland China on the Hong Kong Stock Exchange (“P-Chip Companies”).

The following replaces the text under “Additional Information about the Fund - Additional Investment Strategies” in each Fund’s Prospectus:

Investments in China. In addition to investing in H-Shares, Red Chips and P-Chip Companies, the Fund also may invest in B-Shares and A-Shares to the extent such securities are included as components of the Fund’s Underlying Index. While the Fund does not anticipate doing so initially, the Fund also may invest up to 20% of its assets in B-Shares and P-Chip companies not included as components of the Fund’s Underlying Index if the Adviser and Sub-Adviser believe that such investments will enable the Fund to achieve its investment objective. Should the Adviser or Sub-Adviser become eligible or otherwise be permitted to invest directly in A-Shares, the Fund reserves the right to invest in A-Shares in a manner consistent with the Fund’s investment objective and investment strategy and to the extent permitted by applicable law.

B-Shares. B-Shares are shares of companies listed on the Shanghai or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars) and are generally the only class of shares listed on the Shanghai and Shenzhen Stock Exchanges available to foreign investors other than Qualified Foreign Institutional Investors (“QFIIs”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”). The market for B-Shares in China is relatively illiquid so that market opportunities will be limited as compared to other major international stock markets.

A-Shares. A-Shares are issued by companies incorporated in mainland China and that are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, mainly those who have been approved as a QFII or a RQFII. Investments by other foreign investors in A-Shares are generally prohibited. Investments in A-Shares are also subject to various restrictions.

3.	For the Five Year Plan ETF:

In the SAI, under “Creation and Redemption of Creation Units - Costs Associated with Creation Transactions,” the following replaces the last sentence:

The Fund’s maximum creation transaction fee is $8,000. The Adviser may adjust the fee from time to time based on actual experience.

In the SAI, under “Creation and Redemption of Creation Units - Costs Associated with Redemption Transactions,” the following replaces the last sentence:

The Fund’s maximum redemption transaction fee is $8,000. The Adviser may adjust the fee from time to time based on actual experience.

For the Internet ETF:

In the SAI, under “Creation and Redemption of Creation Units - Costs Associated with Creation Transactions,” the following replaces the last sentence:

The Fund’s maximum creation transaction fee is $1000. The Adviser may adjust the fee from time to time based on actual experience.

In the SAI, under “Creation and Redemption of Creation Units - Costs Associated with Redemption Transactions,” the following replaces the last sentence:

The Fund’s maximum redemption transaction fee is $1000. The Adviser may adjust the fee from time to time based on actual experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KRS-SK-001-0100